                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


         Date of Report (Date of earliest event reported)  June 18, 1996





                       AMERICAN ENTERTAINMENT GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)





           COLORADO                  0-22174                83-0277375
        (State or Other            (Commission             IRS Employer
        Jurisdiction of           File Number)          Identification No.)
        Incorporation
        or Organization)





                           160 Bedford Road, Suite 306
                        Toronto, Ontario, Canada M5R 2K9
               (Address of Principal Executive Offices, Zip Code)


                                (416) 920-1919
              (Registrant's telephone number, including area code)



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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          See Item 5 herein.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not Applicable

Item 5.   OTHER EVENTS

          By Letter of Intent dated March 15, 1996, the Registrant agreed to the purchase of cels from Future Arts Limited relating to "Care Bears". The purchase of the cels was to be payable by way of a promissory note in the principal sum of $US 5,000,000, including 1,000,000 Preferred Shares of the Registrant. As of June 17, 1996, the Registrant canceled the agreement because the Registrant could not verify ownership of the cels.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.

          Not Applicable

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        AMERICAN ENTERTAINMENT GROUP, INC.





                                        By:         //Joel Wagman//
                                            ----------------------------------
                                                      Joel Wagman
                                                       Chairman


Dated: June 18, 1996